EXHIBIT 10.18

                            FIRST AMENDMENT TO LEASE

                            ------------------------

     This  First  Amendment  to Lease ("First Amendment"), is made as of the 1st
                                                                             ---
day of February, 2001, between Kelsey-Hayes Company ("Landlord") and Measurement
         ----------
Specialties,  Inc.  ("Tenant").

                              W I T N E S S E T H:

                              --------------------

     WHEREAS, Landlord and Tenant entered into a Lease dated as of August 4, 2000 (the "Lease") whereby Landlord leased to Tenant a portion of the building located at 1000 Lucas Way, Hampton, VA 23555 (the "Building");

     WHEREAS, Tenant desires to lease the remainder of the Building.

     NOW, THEREFORE, in consideration of the mutual covenants, conditions and agreements hereinafter contained, Landlord and Tenant hereby agree as follows:

     1.   Article  1.1  of  the Lease is hereby amended by replacing the phrase:
          "consisting of approximately sixty-two thousand five hundred (62,500) square feet" with the phrase "consisting of approximately one hundred twenty thousand (120,000) square feet, which includes all of the space in the Building." In addition, the floor plan set forth on Exhibit A of the Lease is replaced with the floor plan set forth on Exhibit A to this First Amendment. Furthermore, the last sentence of Article 1.1 is deleted in its entirety.

     2.   Articles  1.2  and  1.3  are  deleted  in  their  entirety.

     3. Article 2.1 of the Lease is hereby deleted in, its entirety and replaced with the following: "The term of this Lease shall commence on August 7, 2000 (the "Commencement Date") and shall end on July 31, 2011, except that if the expiration date falls on a Saturday, Sunday or legal holiday, then the term of this Lease shall end on the business day next following the aforementioned date."

     4. Article 3.1 is deleted in its entirety and replaced with the following:

     During the initial term of this Lease, Tenant shall pay to Landlord "Base Rent" as follows:

Office   Manufacturing      Rent      Installment    From      To

-------  --------------  -----------  ------------  -------  -------
$  8.50   $        4.50  $   355,250  $  29,604.17  8/4/200  7/31/01
-------  --------------  -----------  ------------  -------  -------
      -               -  $566,000.00  $  47,166.66   8/1/01  7/31/02
      -               -  $582,980.00  $  48,581.66   8/1/02  7/31/03
      -               -  $600,469.40  $  50,039.11   8/1/03  7/31/04
      -               -  $618,483.48  $  51,540.29   8/1/04  7/31/05
      -               -  $637,037.98  $  53,086.49   8/1/05  7/31/06
      -               -  $656,149.11  $  54,679.09   8/1/06  7/31/07
      -               -  $675,833.58  $  56,319.46   8/1/07  7/31/08
      -               -  $696,108.58  $  58,009.04   8/1/08  7/31/09
      -               -  $716,991.83  $  59,749.31   8/1/09  7/31/10
      -               -  $738,501.58  $  61,541.79   8/1/10  7/31/11
-------  --------------  -----------  ------------  -------  -------

-------  --------------  -----------  ------------  -------  -------


     5. Section 3.2 is hereby amended to reflect three percent annual (3%) increases.

     6. Article 4.1 is hereby deleted in its entirety and replaced with the following: "For the purpose of this Article, the term 'Tenant's Pro Rata Share' shall mean 100%."

     7.     Article  10.2  and Exhibit "C" are hereby deleted in their entirety.
                               ----------

     8. Article 35 is hereby amended by replacing the phrase "one hundred ninety-seven (197)" with "three hundred six (306)".

     9. Landlord shall provide Tenant with One Hundred Thirty Thousand Sixty-Two Dollars ($130,062) to be paid to Tenant by July 31,2001 or if the property is sold, at closing.

     10. Except as specifically amended herein, the Lease shall remain in full force and effect and unmodified and is hereby ratified in all respects.

     IN WITNESS WHEREOF, the parties have executed this First Amendment as of the day and year first above written.

                                            KELSEY-HAYES  COMPANY

                                            By:  /S/

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                                            Its: Assistant  Secretary

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                                            MEASUREMENT  SPECIALTIES,  INC.

                                            By:  /S/

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                                            Its: Chief  Financial  Officer

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